Page 1 of 2
                         AGREEMENT OF PURCHASE AND SALE
                                     Between
                       GoCall Inc., a delaware Corporation
                      (hereinafter referred to as "seller")
                                       And
                                  Ontario, Inc.
                    (hereinafter referred to as "purchaser")



Whereas seller has assets (see schedule "A") located at 1 Queen St. and 10 King St. East Kitchener, Ontario, Canada, and part of an operation known as "Go Internet Cafe".

Whereas the seller has agreed to sell all their assets, goodwill, and interest in his leases of "Go Internet Cafe" to the purchaser for $40,000 Cdn. Funds.

Whereas the purchaser has agreed to purchase the assets from the seller for $40,000 subject to certain terms and conditions.

Terms & Conditions;

1.   All assets to be sold pursuant to the "Bulk Sales Act".

2. Purchase Price to be $40,000. Appropriation of costs to be Goodwill $35,000
          Inventory $5,000; equipment per attached.

3.   Terms of Payment:     $25,000 down
                           $15,000 payable by Dec 31/99
                        An additional bonus of $10,000 will be due the seller in the event payment is not rec'd by Dec 3 1/99 with interest accruing @ a rate of 2%/month on any unpaid balance.

4.   All chattels to be included are listed as per Schedule "A"

5. It is acknowledged by the purchaser that the water softener and the Coca Cola cooler are leased and they will assume such leases.

6. Seller will assign all rights and outstanding legal claims for interest in their lease at 1 Queen St./10 King St. Kitchener.

     The parties hereby agree to the aforementioned terms and conditions this 27th day of November, 1999.



/s/ signature                                          /s/ signature
-------------------------                              -------------------------
Purchaser                                              Seller


                                  SCHEDULE "A"

Tosiba 32" TV
Sony 20" TV
17 Computers
printer
cash register
telephone system
refridgerators
freezers
stereo system
satellite tv system
9 tables
40 chairs
3 couches
dishwasher
microwave
all kitchen supplies
expresso machine
washer/dryer
office supplies
Liquor/wine/beer inventory
Filing cabinet
desk